INCOME TAXES	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

U.S. Tax Reform

On December 22, 2017, legislation commonly known as the Tax Cuts and Jobs Act, or the Act, was signed in to law. The Tax Act, among other changes, reduces the U.S. federal corporate tax rate from 35.0% to 21.0%, requires taxpayers to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and creates new taxes on certain foreign sourced earnings. On December 31, 2019, the Company did not have any foreign subsidiaries and the international aspects of the Tax Act are not applicable.

In connection with the initial analysis of the impact of the Tax Act, the Company remeasured certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 26.1% including state income taxes. The remeasurement of the Company's deferred tax balance was primarily offset by application of its valuation allowance. On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was enacted in response to the novel coronavirus (COVID-19) pandemic. The CARES Act includes numerous provisions relating to, among other things, refundable payroll tax credits, deferment of employer portion of certain payroll taxes, net operating loss amounts and carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations and technical corrections to tax depreciation methods for qualified improvement property. Due to the recent enactment of the CARES Act, the Company is currently analyzing the potential impacts of this legislation on its financial position and results of operations.

Deferred income taxes reflect the net tax effect of temporary difference between amounts recorded for financial reporting purposes and amounts used for tax purposes. The major components of deferred tax assets and liabilities are as follows:

	2019	2018
Deferred tax assets:
Net operating loss and interest limitation carryforward	$18,025,898	$8,091,718
Stock-based compensation	1,287,424	564,700
Accounts receivable allowance	269,403	—
Operating lease liabilities	1,599,651	—
Goodwill	385,570	—
Inventory reserve	151,815	—
Property and equipment	191,259	—
Total deferred income taxes	21,911,020	8,656,418

Deferred tax liabilities:
Property and equipment	—	15,045
Right-of-use assets	1,572,368	—
Goodwill	—	64,423
Debt discounts	28,818	464,324
Total deferred tax liabilities	1,601,186	543,792

Net deferred tax asset	20,309,834	8,112,626

Valuation allowance	(20,309,834)	(8,112,626)
Net deferred taxes	$—	$—

A reconciliation of the statutory U.S. Federal income tax rate to the Company's effective income tax rate on income tax rate on continuing operations for the years ended December 31, 2019 and 2018.

	2019	2018
U.S. Federal statutory rate	21.0%	21.0%
State and local, net of Federal benefit	5.0%	5.1%
Permanent difference	(1.1)%	(0.2)%
Valuation allowance	(24.9)%	(25.9)%
Effective tax rate	—%	—%

No current provision for Federal income taxes was recorded for the years ended December 31, 2019 and 2018 due to the Company's operating losses. At December 31, 2019 and 2018, the Company has operating loss carryforwards of $66,717,013 and $30,961,231, respectively, a portion of which begin to expire in 2033. We have provided a valuation allowance on the deferred tax assets of $20,309,834 and $8,112,626 for the periods ended December 31, 2019 and 2018, respectively. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment.